                                                                 EXHIBIT (z)(1)

Item 27(a)
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                    Van Kampen U.S. Government Trust
                        Van Kampen U.S. Mortgage Fund
                    Van Kampen Tax Free Trust
                        Van Kampen Insured Tax Free Income Fund
                        Van Kampen Strategic Municipal Income Fund
                        Van Kampen California Insured Tax Free Fund
                        Van Kampen Municipal Income Fund
                        Van Kampen Intermediate Term Municipal Income Fund Van Kampen New York Tax Free Income Fund
                    Van Kampen Equity Trust
                        Van Kampen Aggressive Growth Fund
                        Van Kampen Mid Cap Growth Fund
                        Van Kampen Select Growth Fund
                        Van Kampen Small Company Growth Fund*
                        Van Kampen Small Cap Growth Fund
                        Van Kampen Small Cap Value Fund
                        Van Kampen Utility Fund
                        Van Kampen Value Opportunities Fund
                    Van Kampen Equity Trust II
                        Van Kampen International Advantage Fund
                        Van Kampen Technology Fund
                    Van Kampen Pennsylvania Tax Free Income Fund
                    Van Kampen Tax Free Money Fund
                    Van Kampen Senior Loan Fund
                    Van Kampen Comstock Fund
                    Van Kampen Corporate Bond Fund
                    Van Kampen Emerging Growth Fund
                    Van Kampen Enterprise Fund
                    Van Kampen Equity and Income Fund
                    Van Kampen Exchange Fund
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                    Van Kampen Limited Duration Fund
                    Van Kampen Government Securities Fund
                    Van Kampen Growth and Income Fund
                    Van Kampen Harbor Fund
                    Van Kampen High Yield Fund
                    Van Kampen Life Investment Trust on behalf of its series
                        Aggressive Growth Portfolio
                        Comstock Portfolio
                        Emerging Growth Portfolio
                        Enterprise Portfolio
                        Government Portfolio
                        Growth and Income Portfolio
                        Money Market Portfolio
                    Van Kampen Pace Fund
                    Van Kampen Real Estate Securities Fund
                    Van Kampen Reserve Fund
                    Van Kampen Tax Exempt Trust
                        Van Kampen High Yield Municipal Fund
                    Van Kampen Series Fund, Inc.
                        Van Kampen American Value Fund
                        Van Kampen Emerging Markets Debt Fund*
                        Van Kampen Emerging Markets Fund
                        Van Kampen Emerging Markets Income Fund
                        Van Kampen Equity Growth Fund
                        Van Kampen Global Equity Allocation Fund
                        Van Kampen Global Value Equity Fund
                        Van Kampen Growth and Income Fund II*
                        Van Kampen Japanese Equity Fund*
                        Van Kampen Global Franchise Fund




* Funds that have not commenced investment operations.
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
CALIFORNIA INSURED MUNICIPALS INCOME TRUST                                      SERIES 232
CALIFORNIA INSURED MUNICIPALS INCOME TRUST                                      SERIES 233
COLORADO INSURED MUNICIPALS INCOME TRUST                                        SERIES 98
FLORIDA INSURED MUNICIPALS INCOME TRUST                                         SERIES 161
MICHIGAN INSURED MUNICIPALS INCOME TRUST                                        SERIES 190
MISSOURI INSURED MUNICIPALS INCOME TRUST                                        SERIES 127
NEW JERSEY INSURED MUNICIPALS INCOME TRUST                                      SERIES 154
NEW YORK INSURED MUNICIPALS INCOME TRUST                                        SERIES 181
OHIO INSURED MUNICIPALS INCOME TRUST                                            SERIES 136
PENNSYLVANIA INSURED MUNICIPALS INCOME TRUST                                    SERIES 298
INVESTMENT GRADE MUNICIPAL TRUST                                                SERIES 53
INVESTMENT GRADE MUNICIPAL TRUST                                                SERIES 54
INSURED MUNICIPALS INCOME TRUST                                                 SERIES 499
INSURED MUNICIPALS INCOME TRUST LIMITED                                         SERIES 98
INSURED MUNICIPAL LADDERED TRUST                                                SERIES 13
CALIFORNIA INSURED MUNICIPALS INCOME TRUST INTERMEDIATE                         SERIES 9
LONG TERM INVESTMENT GRADE TRUST                                                SERIES 27
VIRGINIA INVESTORS' QUALITY TAX-EXEMPT TRUST                                    SERIES 96
VIRGINIA INVESTORS' QUALITY TAX-EXEMPT TRUST                                    SERIES 97
ROLLING TREASURY PORTFOLIO                                                      SERIES 1
INVESTMENT GRADE TRUST                                                          SERIES 21
VK INSURED INCOME TRUST                                                         SERIES 128
VAN KAMPEN INSURED LADDERED TRUST                                               SERIES 4
CENTRAL EQUITY TRUST DIVERSIFIED INCOME                                         SERIES 18
SELECT S AND P GREATER CHINA PICKS PORTFOLIO                                    SERIES 2
COHEN AND STEERS MASTER MUNICIPAL INCOME PORTFOLIO                              SERIES 1
COHEN AND STEERS MASTER MUNICIPAL INCOME PORTFOLIO                              SERIES 1
COHEN AND STEERS MASTER MUNICIPAL INCOME PORTFOLIO                              SERIES 1
DENT GLOBAL DEMOGRAPHICS PORTFOLIO                                              SERIES 3
DIVIDEND INCOME AND VALUE PORTFOLIO                                             SERIES 51
DOW 30 INDEX TRUST                                                              SERIES 20
VK STRATEGIC 10 U.S. TRADITIONAL SERIES                                         JANUARY 2005 SERIES
EAFE STRATEGIC 20 TRUST                                                         SERIES 52
ENHANCED INDEX STRATEGIES PORTFOLIO                                             SERIES 51
ENERGY PORTFOLIO                                                                SERIES 13
FINANCIAL INSTITUTIONS TRUST                                                    SERIES 25
SELECT 5 INDUSTRIAL PORTFOLIO                                                   SERIES 52
FOCUS VALUE PORTFOLIO                                                           SERIES 14
VK GREAT INTERNATIONAL FIRMS TRUST                                              SERIES 26
GLOBAL 45 DIVIDEND STRATEGY PORTFOLIO                                           SERIES 52
VK HEALTHCARE AND PHARMACEUTICAL TRUST                                          SERIES 30
VK INTERNET TRUST                                                               SERIES 42
STRATEGIC GROWTH LARGE CAP PORTFOLIO                                            SERIES 51
STRAT CLSD END TR SEN LOAN AND LTD DUR                                          SERIES 3
STRATEGIC MID CAP PORTFOLIO                                                     SERIES 52
MORGAN STANLEY TECHNOLOGY INDEX PORTFOLIO                                       SERIES 33
COHEN AND STEERS MASTER INCOME PORTFOLIO                                        SERIES 2
NASDAQ STRATEGIC 10 TRUST                                                       SERIES 52
MORGAN STANLEY US MULTINATL 50 INDEX PORTFOLIO                                  SERIES 18
S AND P POWERPICKS PORTFOLIO                                                    SERIES 51
PREFERRED SECURITIES PORTFOLIO                                                  SERIES 6
STRATEGIC SMALL CAP PORTFOLIO                                                   SERIES 52
S AND P SELECT CORE 20 PORTFOLIO                                                SERIES 52
SELECT 10 INDUSTRIAL PORTFOLIO                                                  SERIES 52
SELECT S AND P INDUSTRIAL PORTFOLIO                                             SERIES 52
MORGAN STANLEY TECHNOLOGY INDEX PORTFOLIO                                       SERIES 52
THE DOW CONTRARIAN STRATEGY PORTFOLIO                                           SERIES 52
VK UTILITY TRUST                                                                SERIES 17
COHEN AND STEERS REIT INCOME PORTFOLIO                                          SERIES 14
SELECT GROWTH TRUST                                                             JANUARY 2005 SERIES
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